SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ] Check the appropriate box:

[     ]  Preliminary Proxy Statement
[     ]  Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[     ]  Definitive Additional Materials
[     ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                  PREFERRED INCOME MANAGEMENT FUND INCORPORATED
                (Name of Registrant as Specified In Its Charter)

                               TERESA M.R. HAMLIN
                               ASSISTANT SECRETARY
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.

[     ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

         1) Title of each class of securities to which transactions applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[     ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

16


                               PREFERRED INCOME MANAGEMENT FUND INCORPORATED
                                    301 E. Colorado Boulevard, Suite 720
                                         Pasadena, California 91101

                                  NOTICEOF ANNUAL MEETING OF  SHAREHOLDERS To Be
                                        Held on April 17, 1998

To the Shareholders:

         Notice is hereby given that the Annual Meeting of Shareholders of Preferred Income Management Fund Incorporated (the "Fund"), a Maryland corporation, will be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 at 9:00 a.m., on April 17, 1998, for the following purposes:

         1.       To elect Directors of the Fund (Proposal 1).

         2. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund for the fiscal year ending November 30, 1998 (Proposal 2).

         3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors of the Fund has fixed the close of business on January 20, 1998 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Annual Meeting.

                                   By Order of the Board of Directors,



DONALD F. CRUMRINE
                                                                       Secretary
February 6, 1998

-----------------------------------------------------------------------
         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
-----------------------------------------------------------------------------

                                    INSTRUCTIONS FOR SIGNING PROXY CARDS


     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly. 1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


              Registration                               Valid Signature

              Corporate Accounts
              (1)  ABC Corp.                                           ABC Corp.
              (2)  ABC Corp.                              John Doe, Treasurer
              (3)  ABC Corp., c/o John Doe Treasurer                   John Doe
              (4)  ABC Corp. Profit Sharing Plan          John Doe, Trustee

              Trust Accounts
              (1)  ABC Trust                              Jane B. Doe, Trustee
              (2)  Jane B. Doe, Trustee, u/t/d 12/28/78   Jane B. Doe

              Custodian or Estate Accounts
              (1)  John B. Smith, Cust.,                  John B. Smith
                    f/b/o John B. Smith, Jr. UGMA
              (2)  John B. Smith                    John B. Smith, Jr., Executor

                               PREFERRED INCOME MANAGEMENT FUND INCORPORATED

                                    301 E. Colorado Boulevard, Suite 720
                                         Pasadena, California 91101

                                       ANNUAL MEETING OF SHAREHOLDERS
                                               April 17, 1998

                                              PROXY STATEMENT

         This document is a proxy statement ("Proxy Statement") for Preferred Income Management Fund Incorporated ("Preferred Income Management Fund" or the "Fund"). This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (the "Board") for use at the Annual Meeting of Shareholders of the Fund to be held on April 17, 1998, at 9:00 a.m., at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about February 6, 1998, primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Fund, Flaherty & Crumrine Incorporated, the investment adviser of the Fund, and First Data Investor Services Group, Inc. ("Investor Services Group"), the transfer agent and administrator of the Fund and a wholly-owned subsidiary of First Data Corporation. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.

         The Annual Report of the Fund, including audited financial statements for the fiscal year ended November 30, 1997, is available upon request, without charge, by writing First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104, or calling 1-800-331-1710.

         If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Director and FOR the other matters listed in the accompanying Notice of the Annual Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

         In the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If a proposal is to be voted upon by only one class of the Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered.

         The Fund has two classes of capital stock: common stock, par value $0.01 per share (the "Common Stock"); and Money Market Cumulative Preferred(TM) Stock, par value $0.01 per share ("MMP(R)"; together with the Common Stock, the "Shares"). On the record date, January 20, 1998, the following number of Shares of the Fund were issued and outstanding:

                                    Common Stock            MMP(R)
                                     Outstanding         Outstanding

                                      9,416,743              775

         As of January 20, 1998, to the knowledge of the Fund and its Board, the following shareholder or "group", as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), beneficially owned more than 5% of the Fund's outstanding shares:

         As of January 23, 1998, Horejsi, Inc. located at 122 South Phillips Avenue, Suite 220, Sioux Falls, South Dakota 57104, the Lola Brown Trust No. 1B and Badlands Trust Company beneficially owned approximately 22%, 16.8% and 0.13% respectively, of the Fund's outstanding shares of Common Stock and are, as a group, considered to be a control person of the Fund, as such term is defined in
Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Stewart R. Horejsi, who may be deemed to share indirect beneficial ownership of the shares directly beneficially owned by Horejsi, Inc. and the Lola Brown Trust No. 1B, is a member of the Fund's Board of Directors and is currently a nominee for election by shareholders as a Director at the Meeting of the Fund. Mr Horejsi disclaims all such beneficial ownership.

         Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such holders. As of January 20, 1998, Cede & Co., a nominee partnership of Depository Trust Company, held 8,811,653 Shares or 93.57% of the Fund.

         In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

                                     PROPOSAL 1: ELECTION OF DIRECTORS

         The first proposal to be considered at the Meeting is the election of Directors of the Fund.

         Each nominee named below has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

         Under the Fund's Articles of Incorporation, Articles Supplementary and the 1940 Act, holders of Shares of MMP(R), voting as a single class, will be entitled to elect two Directors, and holders of the Common Stock will be entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, which permit the holders of Shares of MMP(R), when dividends are in arrears for two full years, to elect the minimum number of additional Directors that when combined with the two Directors elected by the holders of Shares of MMP(R) would give the holders of Shares of MMP(R) a majority of the Directors. Donald F. Crumrine and Morgan Gust currently represent holders of Shares of MMP(R) of the Fund.

Nominees for the Board of Directors

         The Board of the Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term.

          Class I Directors                  Class II Directors
          Martin Brody                       Donald F. Crumrine
          David Gale                         Robert F. Wulf
          Stewart R. Horejsi
                               Class III Directors
                               Robert T. Flaherty
                                  Morgan Gust

         Mr. Martin Brody and Mr. David Gale, two of the Class I Directors of the Fund, each of whose current term expires on the date of the Meeting, have been nominated for a three-year term to expire at the Fund's 2001 Annual Meeting of Shareholders and until their successors are duly elected and qualified. In addition, Mr. Stewart R. Horejsi, a Class I Director of the Fund, has been nominated for a three-year term. Mr. Horejsi was elected to the Board of Directors of the Fund at a meeting of the Board held on July 25, 1997. Class II Directors of the Fund serve until the Fund's Annual Meeting of Shareholders in 1999, and Class III Directors of the Fund serve until the Fund's Annual Meeting of Shareholders in 2000. Except for Messrs. Gale (who has served as a Director of the Fund since January 24, 1997) and Horejsi, each Director has served in such capacity since the Fund's commencement of operations.

Actions taken by Stewart R. Horejsi, Director Nominee

         On January 23, 1998, the Board of Directors of the Fund received an informal proposal from Mr. Stewart R. Horejsi, a nominee to the Board of Directors of the Fund and a member of a group that holds almost 39% of the Fund's common stock, to substantially change the Fund's objectives and policies.

         The main points proposed by Mr. Horejsi at the meeting were: (i) changing the Fund's objective from current income to capital appreciation in recognition of the most recent reduction in federal tax rates applicable to capital gains (capital gains being more advantageous to the Horejsi group from a tax standpoint than ordinary income or dividends qualifying for the dividends received deduction); (ii) converting the Fund from diversified to non-diversified status and gradually accumulating over time large holdings of a small number of common stocks; (iii) eliminating, to the maximum extent possible, the investment restrictions contained in the Fund's original prospectus, including the restriction on investing for the purpose of gaining control of the management of other companies; (iv) raising investment advisory fees only on common stocks to one percent (1%) of market value and permitting the investment adviser, Flaherty & Crumrine Incorporated, to retain sub-advisers in areas outside its area of expertise in fixed income markets; (v) prohibiting directors from receiving fees from other funds managed by the adviser to the Fund; and (vi) changing the Fund's name to reflect its new investment focus.

         On January 26, 1998, the Fund received a copy of a Schedule 13D filed by the group of which Mr. Horejsi is a member. The Schedule 13D also set forth the following additions to the items raised by Mr. Horejsi at the Board meeting:
(i) Mr. Horejsi's group would consider whether it should take a more active role in the Fund's management and may consider soliciting proxies in connection with the Fund's annual meeting of shareholders; (ii) Flaherty & Crumrine Incorporated should continue to manage the preferred stock and fixed income portion of the Fund's portfolio, but an unnamed company controlled by Mr. Horejsi would be better suited to implement a new investment focus for the Fund than Flaherty & Crumrine Incorporated; (iii) the Fund should appoint a chief executive officer who is not affiliated with Flaherty & Crumrine Incorporated; (iv) the Fund should consider investing in other investment companies; (v) the Fund should dispose of a portion of its preferred stock portfolio in connection with the change in the Fund's investment focus; and (vi) the Fund should retain and reinvest the maximum amounts of income and gains that can be retained consistent with tax requirements.

         To consider Mr. Horejsi's proposal properly, the Board of Directors of the Fund would require more comprehensive information about it. If additional details are forthcoming from Mr. Horejsi, the Board will consider the proposal in light of the Board's responsibilities to all holders of the Fund's Common Stock and MMP(R), including those not affiliated with Mr. Horejsi.

Information About Directors and Officers

         Set forth in the following table are the existing Directors and nominees for election to the Board of Directors of the Fund, together with certain other information:

                                            Business Experience                Common Stock
                                                During the                Beneficially Owned on
Name, Address and Age                         Past Five Years               January 20, 1998**      Percent
---------------------                         ---------------               ------------------      -------
Class I Directors

Martin Brody                         Director of the Fund, Preferred              508 Shares          ***
c/o HMK Associates                   Income Fund Incorporated and
30 Columbia Turnpike                 Preferred Income Opportunity Fund
Florham Park, NJ 07932               Incorporated; Director of Jaclyn,
Age:  76                             Inc., Director of several other
                                     investment companies.

David Gale                           Director of the Fund, Preferred            1,000 Shares          ***
Delta Dividend Group, Inc.           Income Fund Incorporated and
301 Pine Street                      Preferred Income Opportunity Fund
San Francisco, CA  94104             Incorporated; President & CEO of
Age:  48                             Delta Dividend Group, Inc.
                                     (Investments).

Stewart R. Horejsi*                  Director of the Fund, since July       3,667,830 Shares+        38.93%
253 North Santa Fe                   1997, General Manager, Brown
Salina, KS  67401                    Welding Supply, LLC; Director,
Age:  60                             Sunflower Bank; Trustee,  various
                                     Horejsi family trusts.

*        "Interested  person"  of the Fund as  defined  in the  1940  Act.  Mr.  Horejsi  is an  "interested person" as a result of the amount of his beneficial ownership of Fund shares.
**       This  information  has been  furnished by each  Director,  except that  information  regarding  Mr.
         Horejsi  was taken from the  Schedule  13D  referred to above  under  "Actions  Taken by Stewart R.
         Horejsi, Director Nominee". "Beneficial Ownership" is defined under Section 13(d) of the 1934 Act.
***      Less than 1%.
+        2,073,430,  1,581,665  and  12,735  Shares of the Fund are held by  Horejsi,  Inc.,  the Lola Brown
         Trust No. 1B and Badlands Trust Company,  respectively.  According to the above-referenced Schedule
         13D,  Mr.  Horejsi  may be deemed to have  indirect  beneficial  ownership  of the Shares  directly beneficially  owned by Horejsi,  Inc. and the Lola Brown Trust No. 1B. Mr.  Horejsi  disclaims  all such beneficial ownership.





                                              Business Experience                 Common Stock
                                                  During the                 Beneficially Owned on
Name, Address and Age                           Past Five Years                January 20, 1998**      Percent
---------------------                           ---------------                ------------------      -------

Class II Directors

Donald F. Crumrine*                  Director, Chief Financial Officer,          8,169 Shares+           ***
301 E. Colorado Boulevard            Chief Accounting Officer, Vice
Suite 720                            President and Secretary of the Fund,
Pasadena, CA 91101                   Preferred Income Fund Incorporated
Age:  50                             and Preferred Income Opportunity
                                     Fund  Incorporated;  Chairman of the Board,
                                     since December  1996,  and previously  held
                                     other  officerships  of Flaherty & Crumrine
                                     Incorporated;   Director   of   Flaherty  &
                                     Crumrine Incorporated.

Robert F. Wulf                       Director of the Fund, Preferred               1,006 Shares          ***
3560 Deerfield Drive South           Income Fund Incorporated and
Salem, OR 97302                      Preferred Income Opportunity Fund
Age:  60                             Incorporated; since March 1984,
                                     Financial Consultant.

*        "Interested  person" of the Fund as defined in the 1940 Act.  Messrs.  Crumrine  and  Flaherty  are
         each  considered  an  "interested  person"  because of their  affiliation  with Flaherty & Crumrine
         Incorporated which acts as the Fund's investment adviser.
**       This  information  has been  furnished by each  Director.  "Beneficial  Ownership" is defined under
         Section 13(d) of the 1934 Act.
***      Less than 1%.
+        7,169  Shares of the Fund are held by Flaherty & Crumrine  Incorporated of which the reporting person is a shareholder and director.




                                            Business Experience               Common Stock
                                                During the               Beneficially Owned on
Name, Address and Age                         Past Five Years              January 20, 1998**      Percent
---------------------                         ---------------              ------------------      -------

Class III Directors

Robert T. Flaherty*                  Director, Chairman of the Board,        8,169 Shares +          ***
301 E. Colorado Boulevard            President and Chief Executive
Suite 720                            Officer of the Fund, Preferred
Pasadena, CA 91101                   Income Fund Incorporated and
Age:  60                             Preferred Income Opportunity
                                     Fund Incorporated;  prior to December 1996,
                                     President    of    Flaherty    &   Crumrine
                                     Incorporated;   Director   of   Flaherty  &
                                     Crumrine Incorporated.

Morgan Gust                          Director of the Fund, Preferred          1,412 Shares           ***
Giant Industries, Inc.               Income Fund Incorporated and
23733 N. Scottsdale Road             Preferred Income Opportunity
Scottsdale, AZ 85255                 Fund Incorporated; since August
Age:  50                             1990, Vice President, General
                                     Counsel and Corporate Secretary,  and since
                                     1992,  also Vice  President-Administration,
                                     Giant Industries, Inc.

Directors and Officers                                                      3,692,994 Shares        39.21%
as a Group

*        "Interested  person" of the Fund as defined in the 1940 Act.  Messrs.  Crumrine  and  Flaherty  are
         each  considered  an  "interested  person"  because of their  affiliation  with Flaherty & Crumrine
         Incorporated which acts as the Fund's investment adviser.
**       This  information  has been  furnished by each  Director.  "Beneficial  Ownership" is defined under
         Section 13(d) of the 1934 Act.
***      Less than 1%.
+        7,169  Shares of the Fund are held by Flaherty & Crumrine  Incorporated of which the reporting person is a shareholder and director.

         No Director or officer owned any shares of MMP(R) on January 20, 1998.


         Each Director of the Fund who is not a director, officer or employee of Flaherty & Crumrine Incorporated or any of their affiliates receives a fee of $9,000 per annum plus $500 for each in-person meeting, and $100 for each telephone meeting. Each Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. The Board of Directors of the Fund held six meetings (two of which were held by telephone conference call) during the fiscal year ended November 30, 1997. Each Director then serving in such capacity attended in-person at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for the fiscal year ended November 30, 1997 amounted to $71,053 (including reimbursement for travel and out-of-pocket expenses for both "interested" and non-interested Directors).

         The Board has an Audit Committee consisting of Messrs. Gust, Brody and Wulf. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. The Audit Committee met twice during the fiscal year ended November 30, 1997.

         The Board has a Nominating Committee consisting of Messrs. Gust, Brody and Wulf, which is responsible for considering candidates for election to the Board of Directors of the Fund in the event a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee met twice during the fiscal year ended November 30, 1997.

         The names of the officers of the Fund (other than Messrs. Flaherty and Crumrine who are described above) are listed in the table below. Each officer was first elected to office at the organization of the Fund. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of the Fund.

                                                            Principal Occupations and
                           Positions Held                   Other Affiliations During
     Name and Age          With the Fund                    The Past Five Years

     Robert M. Ettinger    Vice President and Assistant     President, since December 1996, and
     Age: 39               Treasurer of the Fund.           previously held other officerships with
                                                            Flaherty  & Crumrine
                                                            Incorporated;
                                                            Director, Flaherty &
                                                            Crumrine
                                                            Incorporated;   Vice
                                                            President        and
                                                            Assistant  Treasurer
                                                            of Preferred  Income
                                                            Fund    Incorporated
                                                            and Preferred Income
                                                            Opportunity     Fund
                                                            Incorporated.

     Peter C. Stimes       Vice President, Treasurer and    Vice President, Flaherty & Crumrine
     Age:  42              Assistant Secretary of the       Incorporated; Vice President, Treasurer and
                           Fund.                            Assistant Secretary of Preferred Income
                                                            Fund Incorporated and Preferred Income
                                                            Opportunity Fund Incorporated.


         The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended November 30, 1997. No executive officer or person affiliated with the Fund received compensation from the Fund during the fiscal year ended November 30, 1997 in excess of $60,000. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund.

                                             COMPENSATION TABLE

            Name of                         Aggregate              Total Compensation From the Fund and Fund
          Person and                       Compensation                             Complex
           Position                       from the Fund                        Paid to Directors*

Robert T. Flaherty                              $0                                   $0 (3)
Director, Chairman of the
Board, President and Chief
Executive Officer

Donald F. Crumrine                              $0                                   $0 (3)
Director, Chief Financial
Officer, Chief Accounting
Officer, Vice President and
Secretary

Martin Brody                                $13,100.00                           $37,300.00 (3)
Director

Morgan Gust                                 $13,200.00                           $37,400.00 (3)
Director

Robert F. Wulf                              $13,200.00                           $37,400.00 (3)
Director

David Gale                                  $9,787.50                            $29,162.50 (3)
Director

Stewart R. Horejsi**                         $5,500.00                           $5,500.00 (1)
Director

* Represents the total compensation paid to such persons by the Fund, Preferred Income Fund Incorporated and Preferred Income Opportunity
         Fund Incorporated for the fiscal year ended November 30, 1997, which are considered part of the same "fund complex" because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the director or nominee in such fund complex.

**       Elected as a Director of the Fund by the Board at a meeting held on July 25, 1997.


Required Vote

         Election of each of the listed nominees for Director of the Fund will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

THE DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE
"FOR" PROPOSAL NO. 1.

                                 PROPOSAL 2: RATIFICATION OF THE SELECTION
                                         OF INDEPENDENT ACCOUNTANTS

         The firm of Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), One Post Office Square, Boston, Massachusetts 02109, has served as independent accountants for the Fund since the Fund's commencement of operations, and has been selected to serve in such capacity for the Fund's fiscal year ending November 30, 1998 by the Directors of the Fund, including those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or Flaherty & Crumrine Incorporated. Coopers & Lybrand has informed the Fund that it has no direct or indirect financial interest in the Fund. A representative of Coopers & Lybrand will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

Required Vote

         Ratification of the selection of Coopers & Lybrand as independent accountants for the Fund requires the affirmative vote of the holders of a majority of the shares of Common Stock and MMP(R) represented at the Meeting in person or by proxy voting as a single class.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING ALL OF THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE
SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                                    SUBMISSION OF SHAREHOLDER PROPOSALS

         All proposals by shareholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 1999 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the meeting no later than October 9, 1998.

                                           ADDITIONAL INFORMATION

Investment Adviser and Administrator

         Flaherty & Crumrine Incorporated serves as the Investment Adviser to the Fund and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. Investor Services Group acts as the administrator to the Fund and is located at One Exchange Place, Boston, Massachusetts 02109.

Compliance with the Securities Exchange Act of 1934

         Section 16(a) of the 1934 Act requires the Fund's directors and officers, certain persons affiliated with Flaherty & Crumrine Incorporated and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the SEC's review of the copies of such forms it receives and written representations from certain of such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

Broker Non-Votes and Abstentions

         A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

                                  OTHER MATTERS TO COME BEFORE THE MEETING

         The Fund does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

-----------------------------------------------------------------------
         IT IS IMPORTANT  THAT PROXIES BE RETURNED  PROMPTLY.  SHAREHOLDERS
 WHO DO NOT EXPECT TO ATTEND THE
MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
----------------------------------------------------------------------------

PREFERRED INCOME MANAGEMENT FUND INCORPORATED

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Preferred Income Management Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert
T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 at 9:00 a.m., on April 17, 1998, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS AND FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposal.

1.  ELECTION OF DIRECTORS                   FOR ____               WITHHELD____

         Nominees:    Martin Brody
                      David Gale
                      Stewart R. Horejsi

(Instruction: To withhold authority for any individual, write his name on the line below.)




2. To ratify the selection of Coopers & Lybrand L.L.P. as FOR____ AGAINST____ ABSTAIN ____ independent accountants for the Fund.

The Board of Directors recommends that the shareholders vote "FOR" the election of the nominees and "FOR" ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____



          PLEASE SIGN,  DATE AND RETURN  PROMPTLY IN THE ENCLOSED
                                    ENVELOPE

                                                     NOTE:  Please sign  exactly
                                                     as  your  name  appears  on
                                                     this   Proxy.    If   joint
                                                     owners,   EITHER  may  sign
                                                     this Proxy. When signing as
                                                     attorney,         executor,
                                                     administrator,     trustee,
                                                     guardian    or    corporate
                                                     officer,  please  give your
                                                     full title.



Signature: ______________ Date:  ______________
Signature:  __________________  Date: ________________

PREFERRED INCOME MANAGEMENT FUND INCORPORATED

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Money Market Cumulative Preferred(TM) Stock ("MMP(R)") of Preferred Income Management Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of MMP(R), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 at 9:00 a.m., on April 17, 1998, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposal.

1.  ELECTION OF DIRECTOR

         Nominees:    Not Applicable


2. To ratify the selection of Coopers & Lybrand L.L.P. as FOR____ AGAINST____ ABSTAIN ____ independent accountants for the Fund.

The Board of Directors recommends that the shareholders vote "FOR" ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____



                      PLEASE SIGN,  DATE AND RETURN  PROMPTLY IN THE ENCLOSED
                                    ENVELOPE

                                                     NOTE:  Please sign  exactly
                                                     as  your  name  appears  on
                                                     this   Proxy.    If   joint
                                                     owners,   EITHER  may  sign
                                                     this Proxy. When signing as
                                                     attorney,         executor,
                                                     administrator,     trustee,
                                                     guardian    or    corporate
                                                     officer,  please  give your
                                                     full title.



Signature: ______________ Date:  ________________
Signature:  ________________  Date:________________